SECURITIES & EXCHANGE COMMISSION
                      WASHINGTON, D.C. 20549

                             FORM 8-K


                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Report:  December 23, 2009


                    VILLAGE SUPER MARKET, INC.
       (Exact name of Registrant as specified in its charter)

New Jersey                        0-2633               22-1576170
(State or Other jurisdiction      (Commission         (I.R.S. Employer
 of incorporation)                File Number)        Identification No.)

                       733 Mountain Avenue
                 Springfield, New Jersey 07081
            (Address of principal executive offices)

       Registrant's telephone number, including area code:
                        (973) 467-2200


Item 5.02.       Departure of Directors or Certain Officers;
                 Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     On December 18, 2009 Robert Sumas was appointed President and Chief Operating Officer by the Board of Directors.

     Robert Sumas (age 68) previously served as Executive Vice President, Secretary and a Director of the Company since 1969. His previous responsibilities included finance and administration, construction of new stores and remodels and retail automation. Robert Sumas is Chairman of Wakefern's Health and Beauty Aids Committee and is a member of Wakefern's Communications, Sales and Merchandising, Property Management and Nonfoods Committees.




                              SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 23, 2009


                               VILLAGE SUPER MARKET, INC.


                               By:     /s/ Kevin Begley
                                       Kevin Begley, Chief Financial Officer